New Issue Computational Materials

Part II of II

$674,450,000 (Approximate)

RASC Series 2005-EMX3 Trust

Issuer

Mortgage Lenders Network USA, Inc. Originator

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-EMX3

September 7, 2005

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation (“RFC”) and its affiliates. RFSC is a wholly owned subsidiary of RFC.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Residential Funding Securities Corporation trading desk at (301) 664-6900.

This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this communication is preliminary and is subject to completion or change.

The information in this communication supersedes information contained in any prior similar communication relating to these securities.

This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Aggregate Collateral Summary

Summary	Total	Minimum	Maximum
Aggregate Current Principal Balance	$674,875,746.73	$9,978.66	$748,336.36
Number of Mortgage Loans	4,391

Average Current Principal Balance	$153,695.23
Weighted Average Original Loan-to-Value	84.07%	10.00%	100.00%
Weighted Average Mortgage Rate	7.13%	4.45%	13.10%
Weighted Average Net Mortgage Rate	6.58%	3.90%	12.55%
Weighted Average Note Margin	4.21%	0.25%	7.80%
Weighted Average Maximum Mortgage Rate	12.79%	11.00%	16.45%
Weighted Average Minimum Mortgage Rate	6.78%	3.64%	10.45%
Weighted Average Term to Next Rate Adjustment Date (months)	22	9	35
Weighted Average Remaining Term to Stated Maturity (months)	341	117	359
Weighted Average Credit Score	629	500	807

Weighted Average reflected in Total
		Percent of Cut-off Date
	Range	Principal Balance
Product Type	Hybrid ARM	82.20%
	Fixed	17.80%

Lien	First	91.45%
	Second	8.55%

Property Type	Single Family (detached)	67.60%
	Townhouse/rowhouse	1.34%
	Condo under 5 stories	4.69%
	Detached PUD	18.29%
	Attached PUD	2.05%
	Two-to-four family units	5.98%

Occupancy Status	Primary Residence	95.42%
	Second/Vacation	2.15%
	Non Owner Occupied	2.43%

Documentation Type	Full Documentation	75.32%
	Reduced Documentation	24.68%

Loans with Prepayment penalties		63.82%

Interest Only Percentage		30.41%

Loans serviced by Mortgage Loan Network		100.00%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

3

Computational Materials for

RASC Series 2005-EMX3 Trust

Lien Position of the Aggregate Loans
Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	3,177	$ 617,154,134	91.45%	$ 194,257	628	83.06%
Second Lien	1,214	57,721,613	8.55	47,547	640	94.86
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	629	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Product Type of the Aggregate Loans
Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
2/28 Hybrid	2,592	$ 525,467,730	77.86%	$ 202,727	630	83.49%
3/27 Hybrid	146	29,308,019	4.34	200,740	619	83.20
Balloon	974	46,973,732	6.96	48,228	640	96.79
Fixed	679	73,126,265	10.84	107,697	617	80.41
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	629	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Score Distribution of the Aggregate Loans
Credit Score Range	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
500 - 519	145	$ 23,756,138	3.52%	$ 163,835	81.88%
520 - 539	242	40,779,577	6.04	168,511	81.95
540 - 559	193	28,387,370	4.21	147,085	79.77
560 - 579	144	22,877,815	3.39	158,874	79.61
580 - 599	390	54,239,517	8.04	139,076	82.23
600 - 619	491	71,384,681	10.58	145,386	84.15
620 - 639	1,041	150,089,920	22.24	144,179	85.15
640 - 659	640	100,642,386	14.91	157,254	84.26
660 - 679	472	77,686,180	11.51	164,589	85.25
680 - 699	246	42,553,306	6.31	172,981	85.51
700 - 719	151	25,224,807	3.74	167,052	86.37
720 - 739	99	15,870,774	2.35	160,311	85.27
740 - 759	66	11,612,311	1.72	175,944	87.08
760 or Greater	71	9,770,963	1.45	137,619	85.26
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	84.07%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 629
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

4

Computational Materials for

RASC Series 2005-EMX3 Trust

Original Mortgage Loan Principal Balances of the Aggregate Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	1,681	$ 89,990,963	13.33%	$ 53,534	625	88.48%
100,001 to 200,000	1,498	220,553,871	32.68	147,232	624	82.69
200,001 to 300,000	750	182,385,952	27.03	243,181	629	83.63
300,001 to 400,000	306	104,525,355	15.49	341,586	632	83.45
400,001 to 500,000	98	43,620,336	6.46	445,105	646	84.64
500,001 to 600,000	41	22,550,288	3.34	550,007	642	85.05
600,001 to 700,000	15	9,754,965	1.45	650,331	635	84.02
700,001 to 800,000	2	1,494,017	0.22	747,008	650	88.50
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	629	84.07%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $153,695
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Net Mortgage Rates of the Aggregate Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
3.500 - 3.999	1	$ 555,767	0.08%	$ 555,767	617	90.00%
4.000 - 4.499	2	559,500	0.08	279,750	666	78.79
4.500 - 4.999	49	11,543,713	1.71	235,586	660	80.61
5.000 - 5.499	350	83,470,653	12.37	238,488	659	81.36
5.500 - 5.999	635	138,953,791	20.59	218,825	649	81.60
6.000 - 6.499	801	164,306,019	24.35	205,126	633	82.36
6.500 - 6.999	506	92,261,013	13.67	182,334	606	84.64
7.000 - 7.499	513	74,478,161	11.04	145,182	597	85.51
7.500 - 7.999	251	31,919,007	4.73	127,167	595	86.80
8.000 - 8.499	189	18,908,398	2.80	100,044	596	88.23
8.500 - 8.999	189	12,065,851	1.79	63,840	639	93.99
9.000 - 9.499	318	16,866,677	2.50	53,040	636	93.72
9.500 - 9.999	274	13,390,430	1.98	48,870	629	95.38
10.000 - 10.499	200	10,009,061	1.48	50,045	620	94.00
10.500 - 10.999	74	3,421,735	0.51	46,240	607	91.44
11.000 - 11.499	29	1,321,435	0.20	45,567	597	87.67
11.500 - 11.999	8	633,872	0.09	79,234	553	86.63
12.000 - 12.499	1	109,190	0.02	109,190	571	91.00
12.500 - 12.999	1	101,476	0.02	101,476	560	85.00
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	629	84.07%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 6.5800% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

5

Computational Materials for

RASC Series 2005-EMX3 Trust

Mortgage Rates of the Loans of the Aggregate Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.000 - 4.499	1	$ 555,767	0.08%	$ 555,767	617	90.00%
5.000 - 5.499	45	10,881,041	1.61	241,801	663	80.63
5.500 - 5.999	323	78,047,331	11.56	241,633	659	81.32
6.000 - 6.499	600	131,170,057	19.44	218,617	649	81.72
6.500 - 6.999	811	165,826,391	24.57	204,472	635	82.05
7.000 - 7.499	515	97,227,856	14.41	188,792	609	84.50
7.500 - 7.999	533	77,933,528	11.55	146,217	596	85.55
8.000 - 8.499	255	33,018,849	4.89	129,486	596	86.18
8.500 - 8.999	199	21,080,955	3.12	105,934	596	88.40
9.000 - 9.499	165	11,019,040	1.63	66,782	634	93.08
9.500 - 9.999	314	17,343,005	2.57	55,232	638	94.08
10.000 - 10.499	274	13,370,610	1.98	48,798	629	94.99
10.500 - 10.999	227	11,124,369	1.65	49,006	621	94.40
11.000 - 11.499	85	3,983,894	0.59	46,869	610	91.83
11.500 - 11.999	32	1,230,808	0.18	38,463	594	87.70
12.000 - 12.499	10	851,580	0.13	85,158	570	88.69
12.500 - 12.999	1	109,190	0.02	109,190	571	91.00
13.000 - 13.499	1	101,476	0.02	101,476	560	85.00
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	629	84.07%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 7.1300% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original Loan-to-Value of the Aggregate Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	106	$ 9,894,113	1.47%	$ 93,341	587
50.01 - 55.00	32	4,339,822	0.64	135,619	607
55.01 - 60.00	44	6,897,566	1.02	156,763	610
60.01 - 65.00	57	7,705,930	1.14	135,192	592
65.01 - 70.00	110	16,280,128	2.41	148,001	592
70.01 - 75.00	123	23,049,066	3.42	187,391	588
75.01 - 80.00	1,467	279,028,258	41.35	190,203	642
80.01 - 85.00	282	53,880,159	7.98	191,064	612
85.01 - 90.00	832	160,177,845	23.73	192,521	614
90.01 - 95.00	204	30,717,497	4.55	150,576	660
95.01 - 100.00	1,134	82,905,363	12.28	73,109	647
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	629

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 84.07%
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

6

Computational Materials for

RASC Series 2005-EMX3 Trust

Geographical Distributions of Mortgaged Properties of the Aggregate Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	170	$ 39,671,881	5.88%	$ 233,364	648	83.05%
Florida	614	94,891,815	14.06	154,547	633	84.10
New York	182	32,128,162	4.76	176,528	625	81.49
Texas	33	3,396,731	0.50	102,931	648	87.18
New Jersey	235	48,511,490	7.19	206,432	623	82.29
Georgia	245	29,565,791	4.38	120,677	630	85.97
Virginia	251	42,952,284	6.36	171,125	626	84.47
Alabama	116	11,853,658	1.76	102,187	612	88.44
Arkansas	25	2,173,188	0.32	86,928	597	85.49
Arizona	264	43,451,289	6.44	164,588	641	84.49
Colorado	107	15,561,668	2.31	145,436	632	83.96
Connecticut	283	39,598,791	5.87	139,925	629	82.64
District of Columbia	3	697,140	0.10	232,380	612	53.77
Delaware	18	3,121,592	0.46	173,422	609	86.49
Idaho	3	359,518	0.05	119,839	594	90.52
Illinois	108	17,073,768	2.53	158,090	599	85.46
Indiana	26	2,593,041	0.38	99,732	625	89.61
Kentucky	44	3,914,932	0.58	88,976	619	86.30
Louisiana	7	671,667	0.10	95,952	580	84.97
Massachusetts	315	56,692,839	8.40	179,977	642	83.08
Maryland	218	45,535,404	6.75	208,878	612	82.20
Maine	43	4,549,590	0.67	105,804	642	81.51
Michigan	60	7,039,599	1.04	117,327	593	86.40
Minnesota	98	13,810,721	2.05	140,926	632	85.90
Missouri	36	4,504,359	0.67	125,121	606	87.59
Mississippi	24	2,234,932	0.33	93,122	643	86.89
Montana	3	444,753	0.07	148,251	648	81.79
North Carolina	175	19,639,857	2.91	112,228	632	85.45
North Dakota	1	149,391	0.02	149,391	561	90.00
Nebraska	2	152,726	0.02	76,363	568	90.00
New Hampshire	46	7,490,278	1.11	162,832	639	85.08
New Mexico	6	535,091	0.08	89,182	609	81.06
Nevada	45	10,269,939	1.52	228,221	638	82.83
Ohio	127	12,340,551	1.83	97,170	618	87.53
Oklahoma	81	7,142,281	1.06	88,176	620	86.86
Oregon	6	1,452,006	0.22	242,001	618	81.64
Pennsylvania	3	61,867	0.01	20,622	717	92.14
Rhode Island	58	10,852,296	1.61	187,109	644	84.86
South Carolina	53	6,343,446	0.94	119,688	610	89.14
Tennessee	122	13,364,113	1.98	109,542	622	86.42
Utah	20	2,763,823	0.41	138,191	618	84.87
Vermont	8	821,684	0.12	102,711	628	85.94
Washington	41	6,785,107	1.01	165,490	656	83.28
Wisconsin	34	3,996,887	0.59	117,555	607	83.77
Wyoming	3	598,795	0.09	199,598	579	91.45
Iowa	6	509,649	0.08	84,942	579	88.44
Kansas	17	2,129,872	0.32	125,287	632	86.98
South Dakota	3	169,671	0.03	56,557	660	90.98
West Virginia	3	305,816	0.05	101,939	580	77.91
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	629	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Loan Purpose of the Aggregate Loans

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

7

Computational Materials for

RASC Series 2005-EMX3 Trust

Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	1,567	$ 278,441,532	41.26%	$ 177,691	651	84.34%
Rate/Term Refinance	45	6,513,174	0.97	144,737	617	81.05
Equity Refinance	2,779	389,921,041	57.78	140,310	614	83.93
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	629	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Loan Documentation Types of the Aggregate Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	3,356	$ 508,303,171	75.32%	$ 151,461	619	84.46%
Reduced Documentation	1,035	166,572,576	24.68	160,940	659	82.88
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	629	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Occupancy Type of the Aggregate Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	4,208	$ 643,953,126	95.42%	$ 153,031	627	84.01%
Second/Vacation	70	14,519,452	2.15	207,421	678	88.71
Non-Owner Occupied	113	16,403,170	2.43	145,161	666	82.26
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	629	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgaged Property Types of the Aggregate Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	3,122	$ 456,202,822	67.60%	$ 146,125	625	84.03%
Townhouse	64	9,059,876	1.34	141,561	622	81.51
Condo-Low-Rise(Less than 5 stories)	240	31,653,229	4.69	131,888	639	83.50
Condo Mid-Rise (5 to 8 stories)	1	335,181	0.05	335,181	660	85.00
Planned Unit Developments (detached)	682	123,441,850	18.29	181,000	634	84.49
Planned Unit Developments (attached)	82	13,826,741	2.05	168,619	628	84.51
Two-to-four family units	200	40,356,047	5.98	201,780	650	84.10
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	629	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

8

Computational Materials for

RASC Series 2005-EMX3 Trust

Credit Grades of the Aggregate Loans
Aggregate Credit Grade	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
A4	2,652	$ 418,689,628	62.04%	$ 157,877	659	85.09%
AX	1,241	188,761,479	27.97	152,104	581	82.88
AM	434	60,851,619	9.02	140,211	583	81.93
B	42	5,595,441	0.83	133,225	551	70.32
C	21	703,795	0.10	33,514	709	91.89
CM	1	273,785	0.04	273,785	510	90.00
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	629	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Prepayment Penalty Terms of the Aggregate Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
12 Months	404	$ 70,945,021	10.51%	$ 175,606	635	82.53%
24 Months	1,817	302,769,930	44.86	166,632	627	84.45
36 Months	542	56,686,856	8.40	104,588	623	83.86
60 Months	1	246,600	0.04	246,600	587	90.00
Other	2	68,929	0.01	34,465	638	85.00
None	1,625	244,158,411	36.18	150,251	631	84.09
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	629	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
"Other" means not 12 months, 24 months, 36 months, 60 months, and not more than 60 months.

Interest Only Terms of the Aggregate Loans
Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
24 Months	36	7,344,246	1.09	204,007	640	82.05
36 Months	4	892,647	0.13	223,162	674	84.03
60 Months	814	196,075,880	29.05	240,879	651	81.50
120 Months	3	$ 936,000	0.14%	$ 312,000	623	84.15%
None	3,534	469,626,973	69.59	132,888	620	85.17
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	629	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Computational Materials for

RASC Series 2005-EMX3 Trust

Note Margins of the Aggregate Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	1,653	$ 120,099,997	17.80%	$ 72,656	626	86.81%
0.000 - 0.499	2	405.379	0.06	202,690	535	79.14
1.500 - 1.999	1	459,000	0.07	459,000	639	90.00
2.000 - 2.499	4	965,400	0.14	241,350	693	81.86
2.500 - 2.999	66	15,458,359	2.29	234,218	658	81.18
3.000 - 3.499	380	88,764,402	13.15	233,591	660	81.26
3.500 - 3.999	611	134,339,433	19.91	219,868	647	81.88
4.000 - 4.499	666	137,656,651	20.40	206,692	632	82.77
4.500 - 4.999	406	79,684,140	11.81	196,266	608	85.71
5.000 - 5.499	327	54,798,817	8.12	167,580	589	86.74
5.500 - 5.999	173	26,965,022	4.00	155,867	591	87.24
6.000 - 6.499	78	11,480,801	1.70	147,190	576	88.29
6.500 - 6.999	17	2,548,035	0.38	149,884	586	91.84
7.000 - 7.499	5	707,289	0.10	141,458	583	94.95
7.500 - 7.999	2	543,021	0.08	271,510	700	85.85
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	629	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .
As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 4.2070% per annum.

Maximum Mortgage Rates of the Aggregate Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	1,653	$ 120,099,997	17.80%	$ 72,656	626	86.81%
11.000 - 11.999	361	87,747,043	13.00	243,067	660	81.27
12.000 - 12.999	1,316	280,878,315	41.62	213,433	642	82.20
13.000 - 13.999	788	144,803,561	21.46	183,761	599	85.99
14.000 - 14.999	248	37,042,449	5.49	149,365	589	87.55
15.000 - 15.999	24	4,144,510	0.61	172,688	589	91.99
16.000 - 16.999	1	159,871	0.02	159,871	546	90.00
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	629	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .
As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 12.7852% per annum.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Computational Materials for

RASC Series 2005-EMX3 Trust

Minimum Mortgage Rates of the Aggregate Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	1,653	$ 120,099,997	17.80%	$ 72,656	626	86.81%
3.000 - 3.999	1	188,000	0.03	188,000	609	80.00
4.000 - 4.999	4	475,151	0.07	118,788	623	84.47
5.000 - 5.999	362	87,899,752	13.02	242,817	660	81.29
6.000 - 6.999	1,315	280,685,917	41.59	213,449	642	82.21
7.000 - 7.999	786	144,594,251	21.43	183,962	599	86.01
8.000 - 8.999	245	36,628,298	5.43	149,503	589	87.50
9.000 - 9.999	24	4,144,510	0.61	172,688	589	91.99
10.000 - 10.999	1	159,871	0.02	159,871	546	90.00
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	629	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 6.7810% per annum

Next Interest Rate Adjustment Date of the Aggregate Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	1,653	$ 120,099,997	17.80%	$ 72,656	626	86.81%
June 2006	1	256,303	0.04	256,303	756	80.00
August 2006	2	264,825	0.04	132,412	545	78.21
September 2006	4	549,149	0.08	137,287	600	85.54
October 2006	2	432,337	0.06	216,168	628	93.96
November 2006	1	59,530	0.01	59,530	539	69.00
December 2006	4	827,338	0.12	206,834	509	81.31
January 2007	17	3,754,622	0.56	220,860	567	86.11
February 2007	4	923,776	0.14	230,944	579	82.00
April 2007	4	721,403	0.11	180,351	554	86.71
May 2007	52	10,918,554	1.62	209,972	600	84.36
June 2007	889	176,707,953	26.18	198,772	629	83.46
July 2007	1,272	260,400,808	38.59	204,718	633	83.35
August 2007	340	69,651,133	10.32	204,856	637	83.81
November 2007	2	422,313	0.06	211,157	529	90.00
December 2007	3	552,568	0.08	184,189	534	89.25
January 2008	2	370,672	0.05	185,336	566	80.00
March 2008	1	214,000	0.03	214,000	645	80.00
May 2008	3	600,031	0.09	200,010	645	81.68
June 2008	47	9,132,775	1.35	194,314	625	83.31
July 2008	67	13,788,148	2.04	205,793	617	83.76
August 2008	21	4,227,512	0.63	201,310	627	80.33
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	629	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 23

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Computational Materials for

RASC Series 2005-EMX3 Trust

Back-End Debt to Income Ratio of the Aggregate Loans
Category	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Not Available	1	$ 184,594	0.03%	$ 184,594	669	100.00%
0.01 - 20.00	295	57,810,802	8.57	195,969	642	83.63
20.01 - 25.00	215	32,184,299	4.77	149,694	628	81.36
25.01 - 30.00	334	49,168,026	7.29	147,210	625	82.81
30.01 - 35.00	518	71,092,712	10.53	137,245	628	83.09
35.01 - 40.00	668	101,311,993	15.01	151,665	633	83.70
40.01 - 45.00	818	120,089,445	17.79	146,809	633	84.39
45.01 - 50.00	1,120	169,617,167	25.13	151,444	626	84.62
50.01 - 55.00	422	73,416,708	10.88	173,973	618	86.08
Total:	4,391	$ 674,875,747	100.00%	$ 153,695	629	84.07%

As of the cut-off date, the weighted average back-end debt-to-income ratio of the aggregate loans will be 39.03%
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Computational Materials for

RASC Series 2005-EMX3 Trust

Group I Collateral Summary

Summary	Total	Minimum	Maximum
Group I Current Principal Balance	$337,557,326.70	$13,445.41	$748,336.36
Number of Group I mortgage loans	1,841

Average Current Principal Balance	$183,355.42
Weighted Average Original Loan-to-Value	84.19%	15.00%	100.00%
Weighted Average Mortgage Rate	7.12%	4.45%	13.10%
Weighted Average Net Mortgage Rate	6.57%	3.90%	12.55%
Weighted Average Note Margin	4.20%	0.25%	7.80%
Weighted Average Maximum Mortgage Rate	12.78%	11.18%	16.45%
Weighted Average Minimum Mortgage Rate	6.77%	3.64%	10.45%
Weighted Average Term to Next Rate Adjustment Date (months)	22	12	35
Weighted Average Remaining Term to Stated Maturity (months)	343	117	359
Weighted Average Credit Score	630	500	802

Weighted Average reflected in Total
		Percent of Cut-off Date
	Range	Principal Balance
Product Type	Hybrid ARM	84.38%
	Fixed	15.62%

Lien	First	92.39%
	Second	7.61%

Property Type	Single Family (detached)	65.23%
	Townhouse/rowhouse	1.16%
	Condo under 5 stories	5.04%
	Detached PUD	21.66%
	Attached PUD	1.93%
	Two-to-four family units	4.87%

Occupancy Status	Primary Residence	97.93%
	Second/Vacation	1.18%
	Non Owner Occupied	0.89%

Documentation Type	Full Documentation	72.13%
	Reduced Documentation	27.87%

Loans with Prepayment penalties		63.53%

Interest Only Percentage		38.20%

Loans serviced by Mortgage Loan Network		100.00%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Computational Materials for

RASC Series 2005-EMX3 Trust

Lien Position of the Group I Loans
Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	1,306	$ 311,852,533	92.39%	$ 238,784	632	83.46%
Second Lien	535	25,704,794	7.61	48,046	617	93.06
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	630	84.19%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Product Type of the Group I Loans
Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
2/28 Hybrid	1,069	$ 268,708,333	79.60%	$ 251,364	635	83.77%
3/27 Hybrid	63	16,132,172	4.78	256,066	621	83.09
Balloon	437	21,060,615	6.24	48,194	621	95.01
Fixed	272	31,656,207	9.38	116,383	604	81.10
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	630	84.19%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Score Distribution of the Group I Loans
Credit Score Range	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
500 - 519	63	$ 10,059,698	2.98%	$ 159,678	84.37%
520 - 539	137	23,698,693	7.02	172,983	82.77
540 - 559	85	12,325,345	3.65	145,004	80.78
560 - 579	77	12,091,573	3.58	157,033	81.50
580 - 599	205	27,918,565	8.27	136,188	84.13
600 - 619	203	29,682,027	8.79	146,217	85.62
620 - 639	441	75,634,851	22.41	171,508	84.46
640 - 659	268	49,558,028	14.68	184,918	84.60
660 - 679	151	39,396,544	11.67	260,904	83.95
680 - 699	90	24,563,152	7.28	272,924	84.61
700 - 719	49	12,688,932	3.76	258,958	85.11
720 - 739	27	7,446,996	2.21	275,815	83.42
740 - 759	24	7,250,236	2.15	302,093	87.47
760 or Greater	21	5,242,687	1.55	249,652	83.07
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	84.19%

As of the cut-off date, the weighted average Credit Score of the Group I mortgage loans will be approximately 630
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Computational Materials for

RASC Series 2005-EMX3 Trust

Original Mortgage Loan Principal Balances of the Group I Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	653	$ 32,477,715	9.62%	$ 49,736	604	88.85%
100,001 to 200,000	492	77,991,629	23.10	158,520	618	83.41
200,001 to 300,000	367	89,324,233	26.46	243,390	637	83.57
300,001 to 400,000	179	62,846,189	18.62	351,096	635	82.97
400,001 to 500,000	92	41,118,290	12.18	446,938	646	84.62
500,001 to 600,000	41	22,550,288	6.68	550,007	642	85.05
600,001 to 700,000	15	9,754,965	2.89	650,331	635	84.02
700,001 to 800,000	2	1,494,017	0.44	747,008	650	88.50
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	630	84.19%

As of the cut-off date, the average unpaid principal balance of the Group I mortgage loans will be approximately $183,355
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Net Mortgage Rates of the Group I Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
3.500 - 3.999	1	$ 555,767	0.16%	$ 555,767	617	90.00%
4.500 - 4.999	20	5,980,782	1.77	299,039	672	80.79
5.000 - 5.499	164	47,715,710	14.14	290,949	661	81.08
5.500 - 5.999	261	73,859,880	21.88	282,988	656	81.66
6.000 - 6.499	249	72,485,815	21.47	291,108	647	82.99
6.500 - 6.999	174	41,078,786	12.17	236,085	603	85.76
7.000 - 7.499	250	42,389,537	12.56	169,558	585	86.04
7.500 - 7.999	118	16,637,388	4.93	140,995	592	86.60
8.000 - 8.499	84	9,890,637	2.93	117,746	578	87.96
8.500 - 8.999	31	2,799,125	0.83	90,294	594	91.10
9.000 - 9.499	130	6,481,950	1.92	49,861	625	92.45
9.500 - 9.999	107	5,441,560	1.61	50,856	611	94.46
10.000 - 10.499	167	8,251,713	2.44	49,411	617	93.12
10.500 - 10.999	55	2,469,979	0.73	44,909	597	89.71
11.000 - 11.499	23	981,628	0.29	42,679	575	85.65
11.500 - 11.999	5	326,405	0.10	65,281	557	87.12
12.000 - 12.499	1	109,190	0.03	109,190	571	91.00
12.500 - 12.999	1	101,476	0.03	101,476	560	85.00
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	630	84.19%

As of the cut-off date, the weighted average Net Mortgage Rate of the Group I mortgage loans was approximately 6.571% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Computational Materials for

RASC Series 2005-EMX3 Trust

Mortgage Rates of the Loans of the Group I Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.000 - 4.499	1	$ 555,767	0.16%	$ 555,767	617	90.00%
5.000 - 5.499	19	5,788,862	1.71	304,677	672	80.82
5.500 - 5.999	154	44,809,082	13.27	290,968	662	81.15
6.000 - 6.499	245	69,781,717	20.67	284,823	656	81.57
6.500 - 6.999	259	74,123,435	21.96	286,191	646	82.57
7.000 - 7.499	173	43,054,639	12.75	248,871	611	86.08
7.500 - 7.999	259	43,977,143	13.03	169,796	583	85.75
8.000 - 8.499	116	16,313,647	4.83	140,635	596	86.70
8.500 - 8.999	93	11,799,181	3.50	126,873	581	87.86
9.000 - 9.499	29	2,975,124	0.88	102,590	582	90.00
9.500 - 9.999	108	5,521,848	1.64	51,128	628	92.87
10.000 - 10.499	108	5,451,601	1.62	50,478	611	93.70
10.500 - 10.999	177	8,764,117	2.60	49,515	616	93.28
11.000 - 11.499	65	2,995,384	0.89	46,083	602	90.43
11.500 - 11.999	27	1,006,968	0.30	37,295	578	86.01
12.000 - 12.499	6	428,146	0.13	71,358	565	90.18
12.500 - 12.999	1	109,190	0.03	109,190	571	91.00
13.000 - 13.499	1	101,476	0.03	101,476	560	85.00
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	630	84.19%

As of the cut-off date, the Weighted average mortgage rate of the Group I mortgage loans will be approximately 7.1210% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original Loan-to-Value of the Group I Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	38	$ 2,899,493	0.86%	$ 76,302	567
50.01 - 55.00	9	890,855	0.26	98,984	569
55.01 - 60.00	19	3,079,225	0.91	162,064	608
60.01 - 65.00	20	2,538,805	0.75	126,940	592
65.01 - 70.00	37	5,814,615	1.72	157,152	598
70.01 - 75.00	46	9,973,451	2.95	216,814	584
75.01 - 80.00	686	163,966,926	48.57	239,019	647
80.01 - 85.00	102	22,198,017	6.58	217,628	611
85.01 - 90.00	327	73,513,830	21.78	224,813	605
90.01 - 95.00	63	11,886,707	3.52	188,678	659
95.01 - 100.00	494	40,795,403	12.09	82,582	640
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	630

The weighted average loan-to-value ratio at origination of the Group I mortgage loans was approximately 84.19%
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Computational Materials for

RASC Series 2005-EMX3 Trust

Geographical Distributions of Mortgaged Properties of the Group I Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	97	$ 27,155,277	8.04%	$ 279,951	656	82.40%
Florida	266	47,463,533	14.06	178,434	634	84.24
New York	98	20,056,855	5.94	204,662	627	82.62
Texas	7	1,229,439	0.36	175,634	637	86.34
New Jersey	102	24,305,923	7.20	238,293	630	84.26
Georgia	90	11,749,757	3.48	130,553	628	85.53
Virginia	100	21,986,433	6.51	219,864	628	84.27
Alabama	42	5,192,508	1.54	123,631	597	88.21
Arkansas	8	934,007	0.28	116,751	606	84.62
Arizona	111	21,380,700	6.33	192,619	646	84.73
Colorado	35	5,738,308	1.70	163,952	629	82.80
Connecticut	115	19,497,691	5.78	169,545	625	83.17
District of Columbia	1	375,000	0.11	375,000	596	45.00
Delaware	8	1,402,878	0.42	175,360	601	87.71
Idaho	1	102,296	0.03	102,296	541	80.00
Illinois	49	8,416,168	2.49	171,759	593	85.25
Indiana	8	835,328	0.25	104,416	614	92.55
Kentucky	13	1,032,083	0.31	79,391	606	88.86
Louisiana	5	517,732	0.15	103,546	573	84.45
Massachusetts	156	31,189,229	9.24	199,931	641	83.00
Maryland	86	21,966,540	6.51	255,425	616	83.45
Maine	10	1,255,947	0.37	125,595	628	82.79
Michigan	21	2,212,850	0.66	105,374	591	88.44
Minnesota	32	5,224,706	1.55	163,272	632	85.36
Missouri	19	2,510,484	0.74	132,131	589	87.62
Mississippi	9	827,986	0.25	91,998	659	86.14
Montana	1	53,129	0.02	53,129	640	95.00
North Carolina	62	9,089,002	2.69	146,597	616	84.10
North Dakota	1	149,391	0.04	149,391	561	90.00
Nebraska	1	22,397	0.01	22,397	587	90.00
New Hampshire	25	4,308,594	1.28	172,344	629	86.57
New Mexico	2	226,222	0.07	113,111	555	83.97
Nevada	23	6,329,652	1.88	275,202	638	83.00
Ohio	39	4,410,672	1.31	113,094	610	90.27
Oklahoma	26	2,538,093	0.75	97,619	591	85.99
Oregon	3	875,878	0.26	291,959	611	78.78
Rhode Island	31	5,848,593	1.73	188,664	661	83.74
South Carolina	20	2,753,858	0.82	137,693	613	90.64
Tennessee	50	5,805,139	1.72	116,103	620	87.05
Utah	12	1,987,108	0.59	165,592	614	85.50
Vermont	5	551,296	0.16	110,259	636	86.09
Washington	24	4,870,709	1.44	202,946	669	82.64
Wisconsin	9	944,505	0.28	104,945	596	83.55
Wyoming	2	365,499	0.11	182,749	564	95.57
Iowa	6	509,649	0.15	84,942	579	88.44
Kansas	10	1,358,284	0.40	135,828	625	88.30
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	630	84.19%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Mortgage Loan Purpose of the Group I Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	887	$ 204,659,646	60.63%	$ 230,732	649	83.96%
Rate/Term Refinance	13	2,223,812	0.66	171,062	608	81.39
Equity Refinance	941	130,673,869	38.71	138,867	601	84.60
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	630	84.19%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Loan Documentation Types of the Group I Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	1,377	$ 243,495,199	72.13%	$ 176,830	618	84.83%
Reduced Documentation	464	94,062,127	27.87	202,720	662	82.54
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	630	84.19%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Occupancy Type of the Group I Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	1,807	$ 330,562,624	97.93%	$ 182,934	630	84.23%
Second/Vacation	15	3,996,384	1.18	266,426	677	84.56
Non-Owner Occupied	19	2,998,319	0.89	157,806	648	79.59
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	630	84.19%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgaged Property Types of the Group I Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	1,272	$ 220,175,235	65.23%	$ 173,094	627	84.56%
Townhouse	25	3,920,406	1.16	156,816	619	79.08
Condo-Low-Rise(Less than 5 stories)	102	17,024,231	5.04	166,904	637	82.45
Condo Mid-Rise (5 to 8 stories)	1	335,181	0.10	335,181	660	85.00
Planned Unit Developments (detached)	332	73,120,536	21.66	220,243	636	84.11
Planned Unit Developments (attached)	31	6,527,975	1.93	210,580	636	84.17
Two-to-four family units	78	16,453,762	4.87	210,946	648	82.65
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	630	84.19%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Computational Materials for

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Credit Grades of the Group I Loans
Group I Credit Grade	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
A4	1,051	$ 214,232,214	63.47%	$ 203,837	660	84.50%
AX	538	89,374,387	26.48	166,123	578	83.65
AM	229	31,555,162	9.35	137,795	583	84.54
B	18	2,187,054	0.65	121,503	550	70.36
C	5	208,510	0.06	41,702	709	91.22
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	630	84.19%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Prepayment Penalty Terms of the Group I Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
12 Months	204	$ 41,582,728	12.32%	$ 203,837	636	82.63%
24 Months	726	147,587,482	43.72	203,289	630	84.13
36 Months	222	24,963,132	7.40	112,447	619	85.44
60 Months	1	246,600	0.07	246,600	587	90.00
Other	2	68,929	0.02	34,465	638	85.00
None	686	123,108,456	36.47	179,458	631	84.53
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	630	84.19%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
"Other" means not 12 months, 24 months, 36 months, 60 months, and not more than 60 months.

Interest Only Terms of the Group I Loans
Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
24 Months	13	$ 3,522,611	1.04%	$ 270,970	640	82.74%
36 Months	2	532,647	0.16	266,324	665	80.00
60 Months	436	124,587,568	36.91	285,751	655	81.20
120 Months	1	319,500	0.09	319,500	633	80.00
None	1,389	208,595,000	61.80	150,176	615	86.02
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	630	84.19%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Computational Materials for

RASC Series 2005-EMX3 Trust

Note Margins of the Group I Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	709	$ 52,716,822	15.62%	$ 74,354	611	86.66%
0.000 - 0.499	1	305,314	0.09	305,314	536	90.00
1.500 - 1.999	1	459,000	0.14	459,000	639	90.00
2.000 - 2.499	2	405,900	0.12	202,950	730	86.10
2.500 - 2.999	30	8,498,618	2.52	283,287	663	80.77
3.000 - 3.499	171	48,662,765	14.42	284,578	663	80.92
3.500 - 3.999	252	72,793,136	21.56	288,862	654	81.86
4.000 - 4.499	213	60,917,677	18.05	285,998	647	82.84
4.500 - 4.999	161	39,764,313	11.78	246,983	602	86.73
5.000 - 5.499	153	28,580,732	8.47	186,802	586	88.11
5.500 - 5.999	88	15,585,738	4.62	177,111	587	87.68
6.000 - 6.499	50	7,369,049	2.18	147,381	574	88.21
6.500 - 6.999	7	808,169	0.24	115,453	568	91.81
7.000 - 7.499	2	305,889	0.09	152,945	554	95.94
7.500 - 7.999	1	384,204	0.11	384,204	658	80.00
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	630	84.19%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average note margin of the adjustable rate Group I mortgage loans was approximately 4.2040% per annum.

Maximum Mortgage Rates of the Group I Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	709	$ 52,716,822	15.62%	$ 74,354	611	86.66%
11.000 - 11.999	173	50,597,944	14.99	292,474	663	81.11
12.000 - 12.999	484	138,543,976	41.04	286,248	653	82.17
13.000 - 13.999	338	73,708,347	21.84	218,072	594	87.08
14.000 - 14.999	126	20,199,145	5.98	160,311	586	88.05
15.000 - 15.999	10	1,631,222	0.48	163,122	565	92.09
16.000 - 16.999	1	159,871	0.05	159,871	546	90.00
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	630	84.19%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average maximum rate of the Group I adjustable rate loans was approximately 12.7780% per annum.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Computational Materials for

RASC Series 2005-EMX3 Trust

Minimum Mortgage Rates of the Group I Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	709	$ 52,716,822	15.62%	$ 74,354	611	86.66%
3.000 - 3.999	1	188,000	0.06	188,000	609	80.00
5.000 - 5.999	174	50,750,652	15.03	291,670	663	81.14
6.000 - 6.999	484	138,501,776	41.03	286,161	653	82.18
7.000 - 7.999	338	73,708,347	21.84	218,072	594	87.08
8.000 - 8.999	124	19,900,637	5.90	160,489	587	88.04
9.000 - 9.999	10	1,631,222	0.48	163,122	565	92.09
10.000 - 10.999	1	159,871	0.05	159,871	546	90.00
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	630	84.19%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate Group I mortgage loans was approximately 6.7746% per annum

Next Interest Rate Adjustment Date of the Group I Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	709	$ 52,716,822	15.62%	$ 74,354	611	86.66%
September 2006	3	406,402	0.12	135,467	623	83.98
October 2006	1	171,337	0.05	171,337	644	100.00
December 2006	2	335,454	0.10	167,727	509	79.77
January 2007	9	2,424,208	0.72	269,356	579	90.12
Februry 2007	3	798,417	0.24	266,139	589	80.75
May 2007	22	5,760,576	1.71	261,844	604	83.13
June 2007	362	88,444,640	26.20	244,322	632	84.09
July 2007	522	134,304,952	39.79	257,289	638	83.23
August 2007	145	36,062,348	10.68	248,706	641	84.71
November 2007	2	422,313	0.13	211,157	529	90.00
December 2007	2	492,999	0.15	246,500	534	90.00
January 2008	1	180,727	0.05	180,727	633	80.00
May 2008	1	378,417	0.11	378,417	697	85.00
June 2008	19	4,935,807	1.46	259,779	636	80.19
July 2008	30	7,997,335	2.37	266,578	611	84.05
August 2008	8	1,724,573	0.51	215,572	656	83.22
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	630	84.19%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate Group I mortgage loans will be approximately 22

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Computational Materials for

RASC Series 2005-EMX3 Trust

Back-End Debt to Income Ratio of the Group I Loans
Category	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Not Available	1	$ 184,594	0.05%	$ 184,594	669	100.00%
0.01 - 20.00	139	36,880,317	10.93	265,326	646	83.99
20.01 - 25.00	73	13,251,459	3.93	181,527	620	80.68
25.01 - 30.00	152	26,141,861	7.74	171,986	627	83.63
30.01 - 35.00	201	31,559,427	9.35	157,012	628	83.60
35.01 - 40.00	266	48,339,639	14.32	181,728	637	83.21
40.01 - 45.00	351	60,572,685	17.94	172,572	634	84.77
45.01 - 50.00	481	83,382,060	24.70	173,351	630	84.41
50.01 - 55.00	177	37,245,286	11.03	210,425	610	86.29
Total:	1,841	$ 337,557,327	100.00%	$ 183,355	630	84.19%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average back-end debt-to-income ratio of the Group I mortgage loans is 38.50%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Computational Materials for

RASC Series 2005-EMX3 Trust

Group II Collateral Summary

Summary	Total	Minimum	Maximum
Group II Current Principal Balance	$337,318,420.03	$9,978.66	$430,554.79
Number of Mortgage Loans	2,550

Average Current Principal Balance	$132,281.73
Weighted Average Original Loan-to-Value	83.95%	10.00%	100.00%
Weighted Average Mortgage Rate	7.14%	5.00%	12.48%
Weighted Average Net Mortgage Rate	6.59%	4.45%	11.93%
Weighted Average Note Margin	4.21%	0.38%	7.70%
Weighted Average Maximum Mortgage Rate	12.79%	11.00%	15.70%
Weighted Average Minimum Mortgage Rate	6.79%	4.25%	9.70%
Weighted Average Term to Next Rate Adjustment Date (months)	22	9	35
Weighted Average Remaining Term to Stated Maturity (months)	340	117	359
Weighted Average Credit Score	628	500	807

Weighted Average reflected in Total
		Percent of Cut-off Date
	Range	Principal Balance
Product Type	Hybrid ARM	80.02%
	Fixed	19.98%

Lien	First	90.51%
	Second	9.49%

Property Type	Single Family (detached)	69.97%
	Townhouse/rowhouse	1.52%
	Condo under 5 stories	4.34%
	Detached PUD	14.92%
	Attached PUD	2.16%
	Two-to-four family units	7.09%

Occupancy Status	Primary Residence	92.91%
	Second/Vacation	3.12%
	Non Owner Occupied	3.97%

Documentation Type	Full Documentation	78.50%
	Reduced Documentation	21.50%

Loans with Prepayment penalties		64.11%

Interest Only Percentage		22.62%

Loans serviced by Mortgage Loan Network		100.00%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Computational Materials for

RASC Series 2005-EMX3 Trust

Lien Position of the Group II Loans
Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	1,871	$ 305,301,601	90.51%	$ 163,176	624	82.66%
Second Lien	679	32,016,819	9.49	47,153	659	96.31
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	628	83.95%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Product Type of the Group II Loans
Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
2/28 Hybrid	1,523	$ 256,759,397	76.12%	$ 168,588	625	83.20%
3/27 Hybrid	83	13,175,848	3.91	158,745	615	83.34
Balloon	537	25,913,117	7.68	48,255	656	98.24
Fixed	407	41,470,058	12.29	101,892	628	79.87
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	628	83.95%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Score Distribution of the Group II Loans
Credit Score Range	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
500 - 519	82	$ 13,696,441	4.06%	$ 167,030	80.05%
520 - 539	105	17,080,884	5.06	162,675	80.82
540 - 559	108	16,062,025	4.76	148,722	79.00
560 - 579	67	10,786,243	3.20	160,989	77.49
580 - 599	185	26,320,952	7.80	142,275	80.21
600 - 619	288	41,702,654	12.36	144,801	83.10
620 - 639	600	74,455,069	22.07	124,092	85.85
640 - 659	372	51,084,358	15.14	137,324	83.93
660 - 679	321	38,289,637	11.35	119,282	86.59
680 - 699	156	17,990,154	5.33	115,322	86.73
700 - 719	102	12,535,875	3.72	122,901	87.65
720 - 739	72	8,423,777	2.50	116,997	86.91
740 - 759	42	4,362,076	1.29	103,859	86.44
760 or Greater	50	4,528,276	1.34	90,566	87.80
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	83.95%

As of the cut-off date, the weighted average Credit Score of the Group II mortgage loans will be approximately 628
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Computational Materials for

RASC Series 2005-EMX3 Trust

Original Mortgage Loan Principal Balances of the Group II Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	1,028	$ 57,513,248	17.05%	$ 55,947	637	88.27%
100,001 to 200,000	1,006	142,562,242	42.26	141,712	627	82.30
200,001 to 300,000	383	93,061,718	27.59	242,981	622	83.69
300,001 to 400,000	127	41,679,166	12.36	328,182	628	84.19
400,001 to 500,000	6	2,502,046	0.74	417,008	649	84.91
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	628	83.95%

As of the cut-off date, the average unpaid principal balance of the Group II mortgage loans will be approximately $132,282
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Net Mortgage Rates of the Group II Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.000 - 4.499	2	$ 559,500	0.17%	$ 279,750	666	78.79%
4.500 - 4.999	29	5,562,931	1.65	191,825	647	80.42
5.000 - 5.499	186	35,754,943	10.60	192,231	657	81.72
5.500 - 5.999	374	65,093,911	19.30	174,048	640	81.54
6.000 - 6.499	552	91,820,204	27.22	166,341	622	81.86
6.500 - 6.999	332	51,182,227	15.17	154,163	609	83.74
7.000 - 7.499	263	32,088,624	9.51	122,010	613	84.81
7.500 - 7.999	133	15,281,619	4.53	114,899	599	87.02
8.000 - 8.499	105	9,017,761	2.67	85,883	616	88.52
8.500 - 8.999	158	9,266,726	2.75	58,650	653	94.86
9.000 - 9.499	188	10,384,727	3.08	55,238	643	94.51
9.500 - 9.999	167	7,948,870	2.36	47,598	641	96.01
10.000 - 10.499	33	1,757,348	0.52	53,253	637	98.18
10.500 - 10.999	19	951,756	0.28	50,092	634	95.92
11.000 - 11.499	6	339,807	0.10	56,634	659	93.51
11.500 - 11.999	3	307,467	0.09	102,489	549	86.11
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	628	83.95%

As of the cut-off date, the weighted average Net Mortgage Rate of the Group II mortgage loans will be approximately 6.5891% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Computational Materials for

RASC Series 2005-EMX3 Trust

Mortgage Rates of the Loans of the Group II Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	26	$ 5,092,179	1.51%	$ 195,853	652	80.42%
5.500 - 5.999	169	33,238,249	9.85	196,676	656	81.53
6.000 - 6.499	355	61,388,341	18.20	172,925	641	81.89
6.500 - 6.999	552	91,702,955	27.19	166,129	626	81.63
7.000 - 7.499	342	54,173,217	16.06	158,401	608	83.25
7.500 - 7.999	274	33,956,385	10.07	123,928	613	85.30
8.000 - 8.499	139	16,705,202	4.95	120,181	596	85.67
8.500 - 8.999	106	9,281,774	2.75	87,564	615	89.09
9.000 - 9.499	136	8,043,917	2.38	59,146	653	94.22
9.500 - 9.999	206	11,821,157	3.50	57,384	643	94.64
10.000 - 10.499	166	7,919,009	2.35	47,705	641	95.88
10.500 - 10.999	50	2,360,252	0.70	47,205	637	98.56
11.000 - 11.499	20	988,510	0.29	49,425	636	96.07
11.500 - 11.999	5	223,840	0.07	44,768	667	95.33
12.000 - 12.499	4	423,434	0.13	105,858	575	87.18
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	628	83.95%

As of the cut-off date, the Weighted average mortgage rate of the Group II mortgage loans will be approximately 7.1391% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original Loan-to-Value of the Group II Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	68	$ 6,994,620	2.07%	$ 102,862	595
50.01 - 55.00	23	3,448,967	1.02	149,955	616
55.01 - 60.00	25	3,818,341	1.13	152,734	611
60.01 - 65.00	37	5,167,125	1.53	139,652	593
65.01 - 70.00	73	10,465,513	3.10	143,363	589
70.01 - 75.00	77	13,075,615	3.88	169,813	591
75.01 - 80.00	781	115,061,332	34.11	147,326	634
80.01 - 85.00	180	31,682,142	9.39	176,012	612
85.01 - 90.00	505	86,664,014	25.69	171,612	621
90.01 - 95.00	141	18,830,789	5.58	133,552	660
95.01 - 100.00	640	42,109,961	12.48	65,797	654
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	628

The weighted average loan-to-value ratio at origination of the Group II mortgage loans will be approximately 83.95%
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

26

Computational Materials for

RASC Series 2005-EMX3 Trust

Geographical Distributions of Mortgaged Properties of the Group II Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	73	$ 12,516,603	3.71%	$ 171,460	631	84.47%
Florida	348	47,428,282	14.06	136,288	632	83.95
New York	84	12,071,307	3.58	143,706	621	79.60
Texas	26	2,167,292	0.64	83,357	654	87.66
New Jersey	133	24,205,566	7.18	181,997	616	80.32
Georgia	155	17,816,033	5.28	114,942	632	86.26
Virginia	151	20,965,852	6.22	138,847	624	84.68
Alabama	74	6,661,149	1.97	90,016	623	88.61
Arkansas	17	1,239,182	0.37	72,893	590	86.14
Arizona	153	22,070,589	6.54	144,252	636	84.25
Colorado	72	9,823,361	2.91	136,436	634	84.64
Connecticut	168	20,101,100	5.96	119,649	634	82.12
District of Columbia	2	322,140	0.10	161,070	632	63.98
Delaware	10	1,718,714	0.51	171,871	615	85.50
Idaho	2	257,223	0.08	128,611	615	94.71
Illinois	59	8,657,600	2.57	146,739	605	85.67
Indiana	18	1,757,713	0.52	97,651	631	88.21
Kentucky	31	2,882,849	0.85	92,995	624	85.39
Louisiana	2	153,934	0.05	76,967	601	86.72
Massachusetts	159	25,503,610	7.56	160,400	644	83.17
Maryland	132	23,568,864	6.99	178,552	608	81.03
Maine	33	3,293,642	0.98	99,807	648	81.03
Michigan	39	4,826,749	1.43	123,763	594	85.46
Minnesota	66	8,586,015	2.55	130,091	633	86.24
Missouri	17	1,993,874	0.59	117,287	629	87.57
Mississippi	15	1,406,946	0.42	93,796	633	87.33
Montana	2	391,624	0.12	195,812	649	80.00
North Carolina	113	10,550,855	3.13	93,370	645	86.61
Nebraska	1	130,330	0.04	130,330	565	90.00
New Hampshire	21	3,181,684	0.94	151,509	652	83.05
New Mexico	4	308,869	0.09	77,217	648	78.93
Nevada	22	3,940,287	1.17	179,104	638	82.56
Ohio	88	7,929,878	2.35	90,112	622	86.00
Oklahoma	55	4,604,188	1.36	83,713	636	87.33
Oregon	3	576,129	0.17	192,043	630	85.99
Pennsylvania	3	61,867	0.02	20,622	717	92.14
Rhode Island	27	5,003,703	1.48	185,322	624	86.17
South Carolina	33	3,589,588	1.06	108,775	608	87.98
Tennessee	72	7,558,974	2.24	104,986	624	85.94
Utah	8	776,714	0.23	97,089	630	83.27
Vermont	3	270,388	0.08	90,129	613	85.63
Washington	17	1,914,398	0.57	112,612	623	84.90
Wisconsin	25	3,052,382	0.90	122,095	610	83.83
Wyoming	1	233,297	0.07	233,297	602	85.00
Kansas	7	771,587	0.23	110,227	645	84.64
South Dakota	3	169,671	0.05	56,557	660	90.98
West Virginia	3	305,816	0.09	101,939	580	77.91
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	628	83.95%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

27

Computational Materials for

RASC Series 2005-EMX3 Trust

Mortgage Loan Purpose of the Group II Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	680	$ 73,781,886	21.87%	$ 108,503	654	85.39%
Rate/Term Refinance	32	4,289,362	1.27	134,043	622	80.87
Equity Refinance	1,838	259,247,172	76.86	141,049	620	83.59
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	628	83.95%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Mortgage Loan Documentation Types of the Group II Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	1,979	$ 264,807,971	78.50%	$ 133,809	620	84.12%
Reduced Documentation	571	72,510,449	21.50	126,989	655	83.33
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	628	83.95%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Occupancy Type of the Group II Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	2,401	$ 313,390,502	92.91%	$ 130,525	624	83.79%
Second/Vacation	55	10,523,067	3.12	191,328	678	90.29
Non-Owner Occupied	94	13,404,851	3.97	142,605	670	82.85
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	628	83.95%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgaged Property Types of the Group II Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	1,850	$ 236,027,587	69.97%	$ 127,582	624	83.54%
Townhouse	39	5,139,470	1.52	131,781	625	83.37
Condo-Low-Rise(Less than 5 stories)	138	14,628,997	4.34	106,007	640	84.73
Planned Unit Developments (detached)	350	50,321,314	14.92	143,775	632	85.05
Planned Unit Developments (attached)	51	7,298,766	2.16	143,113	620	84.81
Two-to-four family units	122	23,902,284	7.09	195,920	651	85.09
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	628	83.95%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

28

Computational Materials for

RASC Series 2005-EMX3 Trust

Credit Grades of the Group II Loans
Group II Credit Grade	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
A4	1,601	$ 204,457,414	60.61%	$ 127,706	657	85.70%
AX	703	99,387,092	29.46	141,376	582	82.19
AM	205	29,296,457	8.69	142,910	583	79.12
B	24	3,408,386	1.01	142,016	553	70.29
C	16	495,286	0.15	30,955	708	92.18
CM	1	273,785	0.08	273,785	510	90.00
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	628	83.95%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Prepayment Penalty Terms of the Group II Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
12 Months	200	$ 29,362,293	8.70%	$ 146,811	633	82.39%
24 Months	1,091	155,182,449	46.00	142,239	625	84.76
36 Months	320	31,723,724	9.40	99,137	626	82.62
None	939	121,049,955	35.89	128,914	631	83.64
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	628	83.95%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
"Other" means not 12 months, 24 months, 36 months, and not more than 36 months.

Interest Only Terms of the Group II Loans
Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
24 Months	23	$ 3,821,635	1.13%	$ 166,158	640	81.40%
36 Months	2	360,000	0.11	180,000	688	90.00
60 Months	378	71,488,312	21.19	189,123	643	82.03
120 Months	2	616,500	0.18	308,250	618	86.30
None	2,145	261,031,973	77.38	121,693	623	84.50
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	628	83.95%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

29

Computational Materials for

RASC Series 2005-EMX3 Trust

Note Margins of the Group II Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	944	$ 67,383,175	19.98%	$ 71,380	639	86.94%
0.000 - 0.499	1	100,065	0.03	100,065	531	46.00
2.000 - 2.499	2	559,500	0.17	279,750	666	78.79
2.500 - 2.999	36	6,959,741	2.06	193,326	651	81.69
3.000 - 3.499	209	40,101,638	11.89	191,874	657	81.67
3.500 - 3.999	359	61,546,297	18.25	171,438	638	81.91
4.000 - 4.499	453	76,738,974	22.75	169,402	620	82.72
4.500 - 4.999	245	39,919,827	11.83	162,938	613	84.70
5.000 - 5.499	174	26,218,084	7.77	150,679	592	85.25
5.500 - 5.999	85	11,379,284	3.37	133,874	596	86.63
6.000 - 6.499	28	4,111,751	1.22	146,848	580	88.44
6.500 - 6.999	10	1,739,867	0.52	173,987	594	91.85
7.000 - 7.499	3	401,400	0.12	133,800	605	94.19
7.500 - 7.999	1	158,817	0.05	158,817	802	100.00
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	628	83.95%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average note margin of the adjustable rate Group II mortgage loans will be approximately 4.2103% per annum.

Maximum Mortgage Rates of the Group II Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	944	$ 67,383,175	19.98%	$ 71,380	639	86.94%
11.000 - 11.999	188	37,149,100	11.01	197,602	656	81.48
12.000 - 12.999	832	142,334,339	42.20	171,075	632	82.23
13.000 - 13.999	450	71,095,214	21.08	157,989	603	84.87
14.000 - 14.999	122	16,843,304	4.99	138,060	592	86.96
15.000 - 15.999	14	2,513,288	0.75	179,521	605	91.92
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	628	83.95%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans will be approximately 12.7927% per annum.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

30

Computational Materials for

RASC Series 2005-EMX3 Trust

Minimum Mortgage Rates of the Group II Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	944	$ 67,383,175	19.98%	$ 71,380	639	86.94%
4.000 - 4.999	4	475,151	0.14	118,788	623	84.47
5.000 - 5.999	188	37,149,100	11.01	197,602	656	81.48
6.000 - 6.999	831	142,184,141	42.15	171,100	632	82.23
7.000 - 7.999	448	70,885,904	21.01	158,227	603	84.89
8.000 - 8.999	121	16,727,661	4.96	138,245	591	86.87
9.000 - 9.999	14	2,513,288	0.75	179,521	605	91.92
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	628	83.95%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate Group II mortgage loans was approximately 6.7876% per annum

Next Interest Rate Adjustment Date of the Group II Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	944	$ 67,383,175	19.98%	$ 71,380	639	86.94%
June 2006	1	256,303	0.08	256,303	756	80.00
August 2006	2	264,825	0.08	132,412	545	78.21
September 2006	1	142,747	0.04	142,747	534	90.00
October 2006	1	261,000	0.08	261,000	617	90.00
November 2006	1	59,530	0.02	59,530	539	69.00
December 2006	2	491,884	0.15	245,942	509	82.36
January 2007	8	1,330,414	0.39	166,302	547	78.82
February 2007	1	125,359	0.04	125,359	511	90.00
April 2007	4	721,403	0.21	180,351	554	86.71
May 2007	30	5,157,978	1.53	171,933	594	85.73
June 2007	527	88,263,313	26.17	167,483	625	82.83
July 2007	750	126,095,856	37.38	168,128	627	83.48
August 2007	195	33,588,785	9.96	172,250	633	82.84
December 2007	1	59,568	0.02	59,568	534	83.00
January 2008	1	189,945	0.06	189,945	503	80.00
March 2008	1	214,000	0.06	214,000	645	80.00
May 2008	2	221,615	0.07	110,807	556	76.02
June 2008	28	4,196,968	1.24	149,892	613	86.99
July 2008	37	5,790,813	1.72	156,508	627	83.37
August 2008	13	2,502,939	0.74	192,534	607	78.34
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	628	83.95%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate Group II mortgage loans will be approximately 22

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

31

Computational Materials for

RASC Series 2005-EMX3 Trust

Back-End Debt to Income Ratio of the Group II Loans
Category	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 20.00	156	$ 20,930,486	6.20%	$ 134,170	635	83.01%
20.01 - 25.00	142	18,932,840	5.61	133,330	633	81.84
25.01 - 30.00	182	23,026,166	6.83	126,517	624	81.88
30.01 - 35.00	317	39,533,285	11.72	124,711	628	82.69
35.01 - 40.00	402	52,972,354	15.70	131,772	629	84.14
40.01 - 45.00	467	59,516,759	17.64	127,445	631	84.00
45.01 - 50.00	639	86,235,108	25.56	134,953	623	84.83
50.01 - 55.00	245	36,171,422	10.72	147,638	625	85.86
Total:	2,550	$ 337,318,420	100.00%	$ 132,282	628	83.95%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average back-end debt-to-income ratio of the Group II mortgage loans will be 39.56%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

32